Defined Asset Funds [SM]


                            Select Series 3rd Quarter
                                      1999


                                                    IRA Ideal!



      Select
      Ten
      Portfolio






                                         A Defined Strategy
                                         Seeking Total Return




                                         [Logo] Merrill Lynch

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SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED -- A STRATEGY CAN
HELP.

Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow." However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average* (DJIA) looks for value by selecting established stocks whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

The Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the DJIA for about one year (the "Strategy").

As each Portfolio ends, you may choose to reinvest your proceeds in to the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is about a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Hypothetical Results

We analyzed the Strategy to see how it could have performed. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DIJA in 13 and the S&P 500 Index* in 12 of the last 26 years, and would have produced a loss in five of those years.

Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.

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Series From Inception Through 9/30/99       Most Recently Completed Portfolio
   (including annual rollovers)
Inception       Series      Return      Period               Series       Return

5/17/91           B         14.12%      6/1/98-7/9/99           B          6.82%
1/3/92            A         14.40       1/28/98-3/5/99          A          5.33
9/1/92            C         17.42       9/22/97-10/23/98        C          6.79
7/22/96           3         15.93       8/3/98-9/10/99          3         11.05
11/1/96           5         13.00       11/10/97-               5          6.66
                                        12/18/98
1/2/97            J         10.31       1/6/98-2/8/99           J          8.80
2/25/97           1          9.47       3/2/98-4/9/99           1          2.65
4/28/97           2          8.71       5/4/98-6/4/99           2          2.47
9/3/97            4          6.72       9/3/97-10/2/98          4          2.02



The chart above shows average annual total returns which represent price changes plus dividends reinvested, dividend by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Mostly Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defining Your Risks

Please keep in mind the following factors when considering this investment:

* The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation or high current income.

* There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, or that stock or unit prices will not decrease over the life of the Portfolio or that the Portfolio will outperform the Indices.

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*    The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

* These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

* Owning units of the Portfolio may result in annual federal, state and local taxes. Please consult your tax advisor.

Hypothetical Past Performance of the Strategy (not any Portfolio)

      Growth of $10,000 Invested Over 25 Years -- 1/1/74 Through 9/30/99


Strategy.......$512,140     DJIA.......$329,092   S&P 500 Index........$325,772


Growth of $10,000 Invested Over 26 Years --
1/1/73 Through 9/30/99

[A mountain chart compares the cumulative annual performance from 1973 through 1999 among the Strategy stocks (orange), the DJIA (pink), and the S&P 500 Index (purple). The initial value of each is $10,000; the ending values are as follows: $496,345 (Strategy); $285,915 (DJIA); $278,013 (S&P).]


Past performance of the Strategy is no guarantee of future results of any Portfolio. Results shown represent price changes plus dividends reinvested at year ends, and do not reflect deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions. The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

* Dow Jones & Company, Inc. owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc.

                                       4

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Select Today!

You can get started with the Select Ten Portfolio for about $250. Simply return the attached coupon to receive a free copy of our brochure. Call your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including sales charges, expenses and risks. Please read it carefully before you invest or send money.


Yes!  I would like more information
      on the Select Ten Portfolio from
      Defined Asset Funds.


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The information in this mailer is not complete and may be changed.  We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This mailer is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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Copyright 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.